Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 857.59
Total Fee Amount	857.59
Total Transaction Valuation	5,601,489.00
Total Offset Amount	0.00
Net Fee	$ 0.00